Camelot Excalibur Small Cap Income Fund Class C: CEXCX (the “Fund”)

November 14, 2017

The information in this Supplement amends certain information contained in the currently effective Summary Prospectus, Prospectus and Statement of Additional Information for the Fund, each dated January 19, 2017.

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Effective immediately, Class C shares of the Fund is no longer open for investment.

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information, each dated January 19, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-226-3863 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.